                                                                   EXHIBIT 10.18

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

          FIRST AMENDMENT ("Amendment") dated as of June 11, 2004, to the LOAN
AND SECURITY AGREEMENT between NORTH FORK BANK, successor by merger to The Trust
Company of New Jersey ("Lender") and MEDIA SCIENCES INTERNATIONAL, INC., MEDIA
SCIENCES, INC. and CADAPULT GRAPHIC SYSTEMS, INC (collectively, "Borrower")
dated August 6, 2003 (as amended, the "Loan Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

          The parties hereto agree as follows:

     1. Amendments to the Loan Agreement.

          (a)       Section 1.3 is hereby added to the Loan Agreement as
                    follows:

          1.3       Term Loan. Lender agrees to make a term loan to Borrower
          in the principal amount of $400,000, which shall be payable in accordance with the terms of the Term Note and shall be secured by all of the Collateral. The proceeds of the Term Loan shall be used solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

          (b) Section 2.1.1 of the Loan Agreement is hereby amended by inserting the subsection reference "(a)" before the text thereof, and by inserting the phrase "under the Revolving Credit Note" immediately following the word
"outstanding" appearing therein.

          (c) Section 2.1.1 of the Loan Agreement is hereby amended by adding thereto a new subsection (b) to read in its entirety as follows:

     (b) Interest shall accrue on the Term Loan at the annual rate equal to the Base Rate plus two percent (2%) as set forth in the Term Note.

          (d) Section 2.1.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 2.1.3 in lieu thereof:

          Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest under the Revolving Credit Note or under the
          Term Note and charged or collected pursuant to the terms of this
          Agreement or pursuant to the Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or the Term Note, are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

          (e) Section 3.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 3.3 in lieu thereof:

          Mandatory Prepayments - - Proceeds of Sale, Loss, Destruction or
          Condemnation of Collateral. Except as provided in subsection 6.4.2 hereof, if Borrower sells any of the Collateral, or if any of the
          Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed by Lender, as and when received by Borrower and as a mandatory prepayment of the Term Loan or the Revolving Loan, as determined by Lender in its sole discretion, a sum equal to the proceeds (including insurance payments) received by
          Borrower from such sale, loss, destruction or condemnation.

          (f) Section 3.4 of the Loan Agreement is modified by adding thereto the following sentence:

          Such credit balance shall not be applied or be deemed to have been applied as a prepayment of the Term Loan, except that Lender may, at its option, offset such credit balance against any of the Obligations upon and after the occurrence of an Event of Default.

          (g) Sections 8.3.1 and 8.3.2 of the Loan Agreement are hereby modified by deleting the current provisions and inserting the following in lieu thereof:

     8.3.1 Debt Service Coverage Ratio. Based on the financial statements required to be submitted pursuant to Section 8.1.3 hereof, maintain a
     Debt Service Coverage Ratio of not less than 1.2 to 1, as measured on
     September 30, 2004 and not less than 1.35 to 1 at the end of each calendar quarter thereafter.

     8.3.2 Tangible Capital Funds. Based on the financial statements required to be submitted pursuant to Section 8.1.3 hereof, maintain
     Tangible Capital Funds of at least the following on the following dates:

                     DATE                                    MINIMUM LEVEL
                     ----                                    -------------
                June 30, 2004                                  $500,000
              September 30, 2004                               $600,000
              December 31, 2004                                $700,000
                March 31, 2005                                 $800,000

     Thereafter, the minimum Tangible Capital Funds shall be as determined by Lender in its sole and absolute discretion.

          (h) Sections 10.1.1 and 10.1.2 of the Loan Agreement are modified by inserting the phrase "or the Term Note" immediately following each occurrence of the phrase "the Revolving Credit Note" appearing therein.

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          (i) The definition of "Borrowing Base" set forth in Appendix A of the
Loan Agreement is modified by deleting the current definition in its entirety and inserting the following in lieu thereof:

     Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

          (i)       $3,000,000; or

          (ii)      an amount equal to:

                    (a) 85% of the net amount of Eligible Accounts outstanding at such date (assuming dilution, as calculated on any quarterly or other field exam is less than 3.75% for the immediately preceding six
          (6) month period; if dilution, as so calculated, is 3.75% or greater, the advance rate shall be 80%, in each instance subject to the terms hereof).
                                      PLUS

                    (b) the lesser of (1) the then outstanding net amount of
          Base Rate Advances based on Eligible Accounts or (2) 50%, of the value of Eligible Inventory at such date calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis.

                                      PLUS

                    (c) the lesser of (1) the unpaid principal balance of the
          Term Note, or (2) the net book value of Borrower's Machinery and
          Equipment, as shown on Borrower's financial statements delivered to
          Lender as required hereunder.

          (j) The definition of "Loans" set forth in Appendix A of the Loan
Agreement is modified by inserting the following parenthetical immediately following the reference to the "Agreement" appearing therein:

(including, without limitation, the Revolving Credit Loans and the Term Loan)

          (k) The definition of "Revolving Credit Loan" set forth in Appendix A of the Loan Agreement is modified by deleting "Section 2.1" and replacing it with "Section 1.1."

          (l) The Loan Agreement is modified by inserting into Appendix A thereto, in appropriate alphabetical order, each of the following new defined terms:

     Term Loan - the Loan described in Section 1.3 of the Agreement.

                                      -3-

     Term Note - the Secured Promissory Note dated the date of the First
     Amendment from Borrower in favor of Lender, evidencing the Term Loan.

     2. Waiver of Claims. The Borrower and Guarantor hereby acknowledge that as of June ___, 2004, Borrower is indebted to Lender in the aggregate principal amount of $________ and acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parents, affiliates, predecessors, successors, and assigns with respect to the Loan Agreement or otherwise in any other transaction between the Lender and the Borrower and
Guarantor, and that if the Borrower or Guarantor now has, or ever did have, whether with respect to the Loan Agreement or any other transaction between the
Lender and the Borrower or Guarantor, any offsets, defenses, claims, or counterclaims against the Lender, or its officers, directors, employees, attorneys, representatives, parents, affiliates, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and the Borrower and Guarantor hereby
RELEASE the Lender, and its officers, directors, employees, attorneys, representatives, parents, affiliates, predecessors, successors, and assigns from any liability therefor.

     3. Ratification of Loan Agreement. The Borrower and Guarantor hereby ratify, confirm, and reaffirm each and all of the terms and conditions of the
Loan Agreement. The Borrower and each Guarantor further acknowledge and agree that all terms and conditions of the Loan Agreement remain in full force and effect. Guarantor hereby confirms that its Guaranty of the Obligations remains in full force and effect.

     4. Compliance. The Borrower and Guarantor, by executing this
Amendment, represent and warrant that all of the covenants, representations and warranties set forth in the Loan Agreement are true and correct as of the date of the execution of this Amendment, and that since December 31, 2003, there has been no damage, destruction or loss to the Borrower's property, whether or not covered by insurance, which would materially and adversely affect the Borrower's business or property.

     5. Reimbursement of Costs and Expenses. Borrower shall reimburse the
Lender for all fees and expenses and attorneys' fees and expenses incurred by the Lender in connection with this Amendment.

     6. Conditions Precedent. This Amendment shall not be effective until all of the following conditions have been met to the sole satisfaction of
Lender:

          1. Borrower and Guarantor shall have executed and delivered this
Amendment to Lender;

          2. Borrower shall have executed and delivered the Term Note to Lender;

                                      -4-

          3. Borrower shall have paid Lender an amendment fee of $4,000 and
Lender's counsel fee; and

          4. Borrower shall have furnished to Lender appropriate resolutions by its Board of Directors authorizing the execution and delivery hereof and of the
Term Note.

     7. Confirmation of Collateral. Borrower hereby confirms its existing grant to Lender, of a security interest in the Collateral. Borrower hereby confirms that all security interests at any time granted by it to Lender, continue in full force and effect and secure and shall continue to secure the liabilities and obligations of Borrower so long as any such liabilities or obligations remain outstanding and that all assets subject thereto remain free and clear of any liens or encumbrances other than those in favor of Lender, or as specifically set forth in the Loan Agreement and exhibits thereto.

     8. Confirmation of Guarantee. By his execution of this Amendment in the space provided below, the Guarantor hereby consents to this Amendment and reaffirms his continuing liability under his guarantee as set forth in the Loan
Agreement and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by Guarantor).

     9. BORROWER AND GUARANTOR ALSO ACKNOWLEDGE THAT IN REVIEWING AND
EXECUTING THIS FIRST AMENDMENT THEY HAVE BEEN REPRESENTED BY COUNSEL OF THEIR
CHOICE AND THAT THEY HAVE READ AND UNDERSTOOD AND/OR HAS HAD EXPLAINED TO THEM
THE SIGNIFICANCE OF ALL OF THE MATTERS SET FORTH HEREIN AND AGREE TO BE BOUND BY
THIS FIRST AMENDMENT IN ALL RESPECTS. FURTHER, BORROWER AND GUARANTOR CONFIRM
THAT IN DELIVERING THIS FIRST AMENDMENT TO THE LENDER, THEY ARE NOT RELYING ON
ANY PROMISE, COMMITMENT, REPRESENTATION OR UNDERSTANDING, EITHER EXPRESS OR
IMPLIED, MADE BY OR ON BEHALF OF THE LENDER, NOT EXPRESSLY SET FORTH HEREIN, OR
IN THE LOAN AGREEMENT.

     10. Further Assurances. At any time requested by the Lender, the
Borrower and Guarantor agree to perform such other acts and to sign such other documents as the Lender may reasonably deem necessary, proper or convenient in order to carry out the purposes and provisions of the Loan Agreement or this
Amendment.

     11. Counterparts. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one agreement.

     12. JURY WAIVER. BORROWER AND GUARANTOR WAIVE (i) THE RIGHT TO TRIAL
BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR
COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED HERETO TO THE LOAN AGREEMENT,
THE OBLIGATIONS OR THE COLLATERAL: (ii) PRESENTMENT, DEMAND AND PROTEST AND
NOTICE EXCEPT

                                      -5-

AS EXPRESSLY SET FORTH IN THE LOAN AGREEMENT OF PRESENTMENT, PROTEST, DEFAULT,
NON-PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF
ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS,
CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER OR
GUARANTORS MAY IN ANY WAY BE LIABLE; (iii) NOTICE EXCEPT AS EXPRESSLY SET FORTH
IN THE LOAN AGREEMENT PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR
ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING
LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION,
APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER
AND GUARANTORS ACKNOWLEDGE THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT
TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE
FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER AND GUARANTORS. BORROWER
AND GUARANTORS WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THE FOREGOING
WAIVERS WITH THEIR LEGAL COUNSEL AND HAVE KNOWINGLY AND VOLUNTARILY WAIVED THEIR
JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF
LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE
COURT.

     13. Miscellaneous.

          1. Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

          2. Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

          3. Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

          4. Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the State of New Jersey.

          5. References. From and after the date hereof, all references in the
Loan Agreement to this Agreement, hereof, herein, or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

                  [Remainder of page intentionally left blank.]

                                      -6-

     IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto on the date set forth above.

                                         MEDIA SCIENCES INTERNATIONAL, INC.

                                         By:
                                                  ------------------------------
                                                  Michael W. Levin, President

                                         MEDIA SCIENCES, INC.

                                         By:
                                                  ------------------------------
                                                  Michael W. Levin, President

                                         CADAPULT GRAPHIC SYSTEMS, INC.

                                         By:
                                                  ------------------------------
                                                  Michael W, Levin, President

                                         GUARANTOR:

                                         ---------------------------------------
                                                  MICHAEL W. LEVIN

                                      -7-

                       [SIGNATURE PAGE TO FIRST AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT]

                                       NORTH FORK BANK

                                       By:
                                                --------------------------------
                                                James J. Bradley, Vice President

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